THE RBB FUND TRUST

Penn Capital Mid Cap Core Fund

Penn Capital Opportunistic High Income Fund

Supplement dated January 23, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2024

The Board of Trustees (the “Board”) of The RBB Fund Trust (the “Trust”), upon the recommendation of Penn Capital Management Company, LLC (the “Adviser”), the investment adviser to the Penn Capital Mid Cap Core Fund and Penn Capital Opportunistic High Income Fund (each, a “Fund” and together, the “Funds”) approved a Plan of Liquidation and Termination for each Fund (collectively, the “Plan”). The Board determined that it is in the best interests of each Fund and its shareholders that each Fund be closed and liquidated as a series of the Trust effective as of the close of business on or about February 27, 2025 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Effective as of January 27, 2025, in anticipation of the liquidation, each Fund will no longer accept purchases into that Fund. In addition, the Adviser is in the process of transitioning each Fund’s portfolio securities to cash and/or cash equivalents and each Fund will no longer be pursuing its stated investment objective.

Shareholders of the Funds may redeem their investments as described in the Funds’ Prospectus. The redemption of shares will generally be considered a taxable event.

Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the Liquidation Date, your shares will be automatically redeemed on or about the Liquidation Date at the closing net asset value per share, and you will receive your proceeds (the “Proceeds”) from the Fund, subject to any required withholding. These Proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed Fund shares are held in a taxable account, and the Proceeds exceed your adjusted basis in the Fund shares redeemed.

If you hold shares of a Fund in an IRA account, you have 60 days from the date you receive your Proceeds from the liquidation of the Fund to reinvest or “rollover” your Proceeds into another IRA and maintain their tax-deferred status. You must notify the Funds’ transfer agent by telephone at 1-844-302-PENN (7366) (toll free) prior to the Liquidation Date of your intent to rollover your IRA account to avoid withholding deductions from your Proceeds.

If the redeemed Fund shares are held in a qualified retirement account, such as an IRA, the redemption Proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.

Shareholder inquiries should be directed to the Funds at 1-844-302-PENN (7366).

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Please retain this supplement for your reference.